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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 20, 2001

                         GALYAN'S TRADING COMPANY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Indiana
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                 (State or other jurisdiction of incorporation)

              000-32911                                35-1529720
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(Commission File number                       (IRS Employer Identification No.)

                2437 East Main Street, Plainfield, Indiana 46168
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         (Address, including Zip Code, of Principle Executive Offices)

       Registrant's telephone number, including area code: (317)532-0200

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

        On September 20, 2001, the Registrant issued a press release announcing the election of Byron E. Allumbaugh, Frank J. Bellati, George R. Mrkonic and Stephanie M. Shern to its Board of Directors. A copy of such release is filed herein as Exhibit 99.1.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                GALYAN'S TRADING COMPANY, INC.


DATE: September 20, 2001        By: /s/ C. David Zoba
                                ------------------------------
                                Name:  C. David Zoba
                                Title: Executive Vice President,
                                       General Counsel and Secretary

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                                 EXHIBIT INDEX

Item No.         Description
--------         -----------

99.1             A copy of press release of Galyan's
                 Trading Company, Inc. dated September 20, 2001.